UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

INSIGNIA SYSTEMS, INC.

 (Exact name of registrant as specified in its charter)

Minnesota	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota	55445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Compensatory Arrangements

Board of Directors Annual Compensation Package and 2013 Stock Grant

Effective on December 12, 2013, the Board of Directors of Insignia Systems, Inc. (the “Company”) approved a new annual compensation package for its non-employee directors.  Under the new compensation arrangement, each non-employee director will continue to receive the same cash payments of an annual cash retainer of $10,000, $1,000 per Board meeting attended, $250 per Board meeting held via conference call and $500 per committee meeting attended on days separate from Board meetings.  Committee chairs will continue to receive $1,000 per committee meeting.  Under the new arrangement, the annual cash retainer for the non-employee Chair of the Board will increase to $15,000.

The Company’s previous Board of Directors compensatory arrangement also called for each non-employee director to receive an annual fully-vested stock option to acquire 5,000 shares of the Company’s common stock but did not occur in 2013.  The annual stock option grant was eliminated on December 12, 2013 and replaced with an annual grant of unrestricted shares of Company common stock equivalent to $15,000 to each non-employee director.  The non-employee Chair will receive an amount of unrestricted shares equivalent to $30,000 annually.  The estimated total annual compensation for non-employee directors and the non-employee Chair is $30,000 and $50,000, respectively.

On December 12, 2013, the 2013 equity grants were made pursuant to the Insignia Systems, Inc. 2013 Omnibus Stock and Incentive Plan (the “2013 Stock Plan”) approved by shareholders on May 22, 2013 and the standard form of Stock Grant Agreement for Non-Employee Directors (the “Stock Grant Agreement”).  The Stock Grant Agreement generally provides that the grant is subject to the terms and conditions of the 2013 Stock Plan and compliance with state and federal securities law.  Each non-employee director was granted 5,576 vested shares, and the non-employee Chair was granted 11,152 vested shares, based on a closing price of $2.69 for the Company’s common stock on December 12, 2013.

The foregoing description of the Stock Grant Agreement is intended to be in summary only and is qualified in its entirety by reference to the Stock Grant Agreement attached to this Current Report as Exhibit 10.1 and incorporated by reference as if fully set forth herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

10.1	Form of Stock Grant Agreement for Non-Employee Directors under Insignia Systems, Inc. under 2013 Omnibus Stock and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Date: December 16, 2013	By	/s/ John C. Gonsior
John C. Gonsior
Vice President, Finance and CFO

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Stock Grant Agreement for Non-Employee Directors under Insignia Systems, Inc. under 2013 Omnibus Stock and Incentive Plan